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                                                                   EXHIBIT 10.41

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                          Dated as of October 24, 2003

                  THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this "Amendment") is entered into as of October 24, 2003 by and between INGRAM FUNDING, INC., a Delaware corporation (the "Company") and INGRAM MICRO INC., a Delaware corporation ("Ingram Micro"). Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in the Amended and Restated Receivables Sale Agreement referred to below or the "Pooling Agreement" defined therein.

                                    RECITALS:

                  WHEREAS, the Company and Ingram Micro, in its capacities as seller and servicer, are parties to an Amended and Restated Receivables Sale Agreement dated as of March 8, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"); and

                  WHEREAS, the Company and Ingram Micro have agreed to amend the Receivables Sale Agreement on the terms and conditions set forth herein and in the Receivables Sale Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Ingram Micro hereby agree as follows.

                  1. Amendment to Receivables Sale Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Sale Agreement is amended to replace Schedule 3 thereto with Schedule 3 attached hereto.

                  2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the "Effective Date") when, and only when, the Agent shall have received each of the following:

                                    (a)      counterparts of this Amendment duly
                  executed by the Company, Ingram Micro and the Agent;

                                    (b)      evidence satisfactory to the Agent
                  that the Rating Agency Condition is satisfied; and

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                                    (c)      such other documents, instruments
                  and agreements as the Agent may reasonably request.

                  3.       Representations and Warranties.

                           3.1 Upon the effectiveness of this Amendment, the Company and Ingram Micro each (a) hereby reaffirms in all material respects all covenants, representations and warranties made by it in the Receivables Sale Agreement and each other Transaction Document to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date, (b) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date of this Amendment and (c) represents and warrants that, as of the Effective Date of this Amendment and after giving effect hereto, no Early Amortization Event, Servicer Default, or event which with the giving of notice or passage of time, or both, would constitute an Early Amortization Event or Servicer Default has occurred and is continuing.

                           3.2      The Company and Ingram Micro hereby
         represent and warrant that this Amendment and the Receivables Sale Agreement, as amended hereby, constitute legal, valid and binding obligations of such Person (to the extent a party thereto) and are enforceable against such Person in accordance with their respective terms.

                  4.       Reference to and Effect on Transaction Documents.

                           4.1 Upon the effectiveness of this Amendment, each reference to the Receivables Sale Agreement in any of the Transaction Documents shall mean and be a reference to the Receivables Sale Agreement as amended hereby.

                           4.2 Except as specifically set forth above, the Receivables Sale Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                           4.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Company or the Agent, nor constitute a waiver of any provision of any of the Transaction Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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                  7.       Entire Agreement. This Amendment, taken together with
the Receivables Sale Agreement and all of the other Transaction Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

                  8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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                  IN WITNESS WHEREOF, this Amendment No. 1 has been duly
executed as of the day and year first above written.

                                INGRAM FUNDING INC.

                                By: /s/ James F. Ricketts
                                   --------------------------------------------
                                Name: James F. Ricketts
                                Title: Treasurer

                                INGRAM MICRO INC.

                                By:/s/ James F. Ricketts
                                    --------------------------------------------
                                Name: James F. Ricketts
                                Title: Corporate Vice President & Treasurer

                                 Signature Page
                                       to
                                 Amendment No.1
                                       to
                 Amended and Restated Receivables Sale Agreement

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Acknowledged and agreed to:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent

By: /s/ Howard Bailey
    ------------------------------
Name: Howard Bailey
Title: Duly Authorized Signatory

JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee

By: /s/ Joseph M. Costantino
    ------------------------------
Name: Joseph M. Costantino
Title: Trust Officer

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA, as Class A Certificateholder

By:  Prudential Investment Management, Inc., as
Investment Advisor

By: /s/ Michael J. Bozzo
    ------------------------------
Name: Michael J. Bozzo
Title: Vice President

AMBAC ASSURANCE CORPORATION, as Insurer

By: /s/ Nicholas G. Goumas
   -------------------------------
Name: Nicholas G. Goumas
Title: Managing Director

                                 Signature Page
                                       to
                                 Amendment No.1
                                       to
                 Amended and Restated Receivables Sale Agreement